Exhibit 99.1

OneWater Marine Inc. Completes the Acquisition of Roscioli Yachting Center
Expands presence in yacht category, enhancing infrastructure for further growth and amplifies service and repair offerings

BUFORD, GA – January 5, 2021 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or “the Company”) announced today that it has completed the acquisition of Roscioli Yachting Center, Inc., including the related real estate and in-water slips. The transaction expands the Company’s presence in the yacht category and provides a springboard for further growth, while amplifying the Company’s service and repair offerings.

Roscioli Yachting Center is a renowned, full-service marina and yachting facility located in Fort Lauderdale, Florida, which has served yacht owners for over 50 years. The Roscioli team includes over one hundred skilled team members who utilize premier equipment and technology to provide customers with best-in-class services ranging from custom carpentry and fabrications, painting and refinishing, master mechanics and superior dockside hospitality. Roscioli generated revenues in excess of $15 million over the past twelve months.

“Bob Roscioli founded Roscioli Yachting Center with the mantra ‘Today’s the Day’, which is echoed by the OneWater team. We are incredibly proud to welcome the Roscioli team to the OneWater family and to blend their industry-leading skillset with our proven strategic vision. Together, we believe we will redefine the gold standard of yacht servicing and customer experience,” said Austin Singleton, Chief Executive Officer of OneWater Marine.

About OneWater Marine Inc.

OneWater Marine Inc. is one of the largest and fastest-growing premium recreational boat retailers in the United States. OneWater operates 69 stores throughout 10 different states, seven of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, parts and accessories, finance and insurance products, maintenance and repair services and ancillary services such as boat storage.

Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our plans and expectations for Roscioli Yachting Center, Inc., strategy, future operations, financial position, prospects, plans and objectives of management, growth rate and our expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, decline in demand for our products and services, the seasonality and volatility of the boat industry, our acquisition strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our 2020 Form 10-K filed on December 3, 2020. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.